                                                                    EXHIBIT 99.5

                               [FORM OF PROXY]


                            TIDE WEST OIL COMPANY


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


       FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 14, 1996

     The undersigned hereby (a) acknowledges receipt of the Notice of Special Meeting of Stockholders of Tide West Oil Company ("Tide West") to be held on June 14, 1996, and the Joint Proxy Statement/Prospectus in connection therewith, and (b) constitutes and appoints Philip B. Smith and Robert H. Mase, and each of them, his attorneys and proxies, with full power of substitution to each, for and in the name, place and stead of the undersigned, to vote, and to act with respect to, all of the shares of Common Stock of Tide West standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at the Special Meeting and at any adjournment or postponement thereof, as indicated on the reverse side of this card.

            PLEASE MARK, SIGN AND DATE THE PROXY ON THE OTHER SIDE
       AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                    -----------
                                                                    See Reverse
                                                                        Side
                                                                    -----------
                                  [REVERSE]

[X] Please mark
    votes as in
    this example.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

1. TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER, DATED AS OF FEBRUARY 25, 1996, AS AMENDED AND RESTATED AS OF APRIL 29, 1996, BY AND AMONG TIDE WEST OIL COMPANY ("TIDE WEST"), HS RESOURCES, INC. AND HSR ACQUISITION, INC. ("MERGER SUB") AND TO APPROVE THE MERGER OF TIDE WEST WITH AND INTO MERGER SUB PURSUANT THERETO.

      [ ]  FOR                  [ ]  AGAINST                 [ ]  ABSTAIN

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND AT ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        MARK HERE FOR      [ ]                   MARK HERE IF YOU      [ ]
        ADDRESS CHANGE                           PLAN TO ATTEND
        AND NOTE AT LEFT                         THE MEETING

                                        Please sign exactly as name appears to
                                        the left. When signing on behalf of a
                                        corporation, partnership, estate, trust
                                        or in other representative capacity,
                                        please sign name and title. For joint
                                        accounts, each joint owner must sign.


                                        Signature:                   Date
                                                  ------------------      ------

                                        Signature:                   Date
                                                  ------------------      ------